UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 21, 2025

Date of Report (Date of the earliest event reported)

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Bausch + Lomb Corporation
(Exact Name of Registrant as Specified in Its Charter)

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Canada	001-41380	98-1613662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

520 Applewood Crescent
Vaughan, Ontario
Canada L4K 4B4
(Address of Principal Executive Offices) (Zip Code)

(905) 695-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, No Par Value	BLCO	New York Stock Exchange	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2025, Bausch + Lomb Corporation (the “Company” or “Bausch + Lomb”) entered into an amendment to the employment agreement, dated as of February 14, 2023, between the Company and Brenton L. Saunders, the Company’s Chief Executive Officer, pursuant to which Mr. Saunders agreed to limit the scope of his “good reason” severance rights relating to a spin-off of the Company from Bausch Health Companies Inc. by removing the provision triggering such severance right based on the timing of the Distribution Date (as defined in that certain Master Separation Agreement by and between Bausch Health Companies Inc. and the Company, dated as of March 30, 2022, as amended from time to time). In addition, the Company and Mr. Saunders also entered into an amended and restated award agreement governing the terms of Mr. Saunders’ award of performance stock units previously granted to him in connection with his appointment as our Chief Executive Officer on February 23, 2023 (the “New Hire PSUs”). Pursuant to this amendment, the New Hire PSUs will now vest and payout between 120% - 330% of the target award on February 23, 2029 (the “New Performance End Date”), based on the level of achievement of (i) specified share-price hurdle goals ranging from US$26.57 per share to US$39.06 per share measured as of the New Performance End Date and (ii) a new cumulative Adjusted EBITDA performance modifier goal for the Company’s 2025 - 2028 fiscal years measured against specified cumulative targets (which modifies the payout between a range of -40% to +40% of the payout level under the share-price hurdle performance goal), subject to Mr. Saunders’ continued employment through the New Performance End Date (subject to certain exceptions).

The foregoing is a summary description of the terms of the employment agreement amendment and the New Hire PSU award amendment which, by their nature, are incomplete. It is qualified in its entirety by the full text of the such amendments, copies of which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2025.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH + LOMB CORPORATION

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Executive Vice President and Chief Legal Officer

Date: July 23, 2025